ACCELERATING QUALITY GROWTH

Enterprise Financial Services Corp Investor Presentation

KEENE S. TURNER, EXECUTIVE VICE PRESIDENT & CFO

SCOTT R. GOODMAN, PRESIDENT, ENTERPRISE BANK & TRUST

ENTERPRISE FINANCIAL

TALENT · STRENGTH · PASSION

Forward-Looking Statement

Some of the information in this report contains "forward-looking statements" within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "could," "continue" and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption "Risk Factors" of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company's actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

Company Snapshot

ENTERPRISE BANK
$3.1 Billion
IN TOTAL ASSETS

ENTERPRISE TRUST
$1.5 Billion
IN ASSETS UNDER ADMINISTRATION



Operates in
Kansas City
St. Louis
Phoenix
MSAs

SUCCESSFUL BUSINESS MODEL:

Focus on Private Businesses and Owner Families

Relationship Driven

Attract Top Talent in Markets

Product Breadth
- Banking
- Trust & Wealth Management
- Treasury Management

Niche Market Expertise
- Enterprise Value Lending
- Tax Credit-Related Lending and Investments
- Life Insurance Premium Financing
- Asset-Based Lending

Strong Client Satisfaction and Market Image

FDIC Data

Differentiated Business Model: Built for Quality Earnings Growth

- Focused and Well-Defined Strategy
- Aimed at Business Owners, Executives and Professionals
- Broad Array of Banking Services with Integrated Wealth Management and Planning Services
- Experienced Bankers and Advisors


Enterprise Bank
Enterprise University
Treasury Management
Personal & Private Banking
Commercial & Business Banking
Mortgage Banking
PRIVATE BUSINESSES & OWNER FAMILIES
Enterprise Trust
Financial & Estate Planning
Tax Credit Brokerage
Business & Succession Planning
Trust Administration
Investment Management

ENTERPRISE FINANCIAL

A Consistent Focus

Clarity of Strategy: Disciplined Growth Strategy to Enhance Returns and Shareholder Value

Competency of Execution: Highly Experienced Management Team

Disciplined Lending: Targeting Appropriate Loan Mix, Pricing and Growth to Market Conditions

Favorable Deposit Mix: Core Deposit Funding

Effective Risk Management: Strict Underwriting Standards, Controlled Interest Rate Risk, Prudent Capital Management

Enterprise University: A Key Differentiator

Unique Educational Offering for Clients and Prospects

- Vehicle to Attract, Build and Further Strengthen Relationships
- More Than 30 High-impact Workshops Offered Semi-annually To More than 10,000 Participants to Date
- Works to Enhance the Enterprise Brand Among Target Client Audience: Business Owners



ENTERPRISE FINANCIAL

Strong Niche Focus in Tax Credit Lending and Investment

Allocatee of Federal New Markets Tax Credits (NMTC)

Enterprise Awarded $35 Million in 2011, $40 Million in 2013, $25 Million in 2014

$116 Million in Loans Outstanding

Few Banks Awarded NMTC, Facilitating Equity Investments in Commercial And Real Estate Projects

Generates Fees for Providing Credits and Creates Additional Lending Opportunities

---

Expertise In Complex Historic Tax Credit, Missouri Affordable Housing And Federal NMTC Leveraged Lending

Premium Pricing and Fee Opportunities

Missouri State Tax Credit Brokerage

Credits Purchased at Discount and Sold to High Net Worth Clients

Generated $2.5 Million in 2013 and $0.5 Million in Revenue in the First Quarter of 2014

Additional Market Niches

Enterprise Value Lending

M&A-Related Lending, Partnering with PE and VC Firms

$144 Million in Loans Outstanding

Risk Adjusted, Performance Based Pricing

Life Insurance Premium Financing

$165 Million in Current Loans Outstanding, $790,000 in Loan Fees in 2013

Attractive Pricing and Fee Opportunities, Targeted to High Net Worth Market

---

Asset-Based Lending

Secured Lending Alternative for C&I Businesses

Highly Experienced Team of Specialists

$60 Million in Loans Outstanding

Strong Track Record of Success in St. Louis

7th Ranked in Deposit Share, Largest Publicly Held Bank Based in St. Louis*

$1.6 Billion in Loans

$1.2 Billion in Deposits

$1.3 Billion Wealth Management Business

Attracting *Top Level* Bankers

Consistent Ability to Produce Loan Growth – *16% CAGR in C&I Loans* over Past Five Years

DOLLARS IN MILLIONS	03/31/09	03/31/14	5 YEAR CAGR
TOTAL LOANS	$1,192	$1,559	6%
C&I LOANS	$379	$797	16%

*Excludes Bank Units of Scottrade, TIAA-Cref and Stifel Nicolaus, 6/30/13 FDIC data

ENTERPRISE FINANCIAL

Market-Leading Client Satisfaction

CLIENT SATISFACTION COMPARED TO FOUR LARGEST COMPETITORS



56%
60%
45%
43%
80%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
EFSC

Source: Greenwich Research Associates 2013; Businesses with $1 – 50 million in sales located in St. Louis, percent "excellent" satisfaction ratings

Kansas City: Growth Opportunity

Deposit Market Share Has Increased *to 12th from 16th* with FNBO Acquisition in 2011

$501 Million in Loans,
$557 Million in Deposits

Expanded our Footprint in Desirable *Johnson County* Portion of MSA

Enterprise Now Has a *Platform* to Attract More Middle Market Businesses, *Recruit* Top Talent and Deploy *Niche* Lending Programs.

Added Three *Experienced* CML RMs in Last Three Months.

Similarity to St. Louis' *Stable and Diverse Economic Profile* Enables Similar Market Strategies

Source: 6/30/13 FDIC data

ENTERPRISE FINANCIAL

Phoenix: Growth Opportunity

Fastest-Growing Market

	PHOENIX	ST. LOUIS	KANSAS CITY
Businesses with 5-500 Employees	39,180	33,151	25,523
Millionaire Households	80,128	57,587	42,607
5 Year Projected Population Growth	5.91%	0.53%	2.66%

Rebounding Economy

Ranked 10th Out of the 100 Largest Metropolitan Areas in Overall Economic Performance Post-Recession

Highly Concentrated Banking Market

Top Three Banks Control 74% of the Market

Attractive Environment for Private Business-focused, High-Service Model

Established Foothold

$114 Million in Portfolio Loans, $103 Million in Deposits

Branches in Central Phoenix Commercial District and Affluent Scottsdale Market

Added Two Experienced CML RMs in Last Three Months

Sources: US Bureau of Labor Statistics, Phoenix International Marketing, Claritas Inc., Brookings Institute, 6/30/13 FDIC data

ENTERPRISE FINANCIAL

FDIC-Assisted Acquisitions

Completed *4 FDIC-Assisted* Transactions Since December 2009

Enabled Quick *Entry into Arizona, providing access to* Attractive *Scottsdale* Market

Added Significant Scale and Market Presence in *Kansas City*

Significant Net Revenue Contribution

Q1 2013	Q4 2013	Q1 2014
$8,689	$2,922	$3,179

Dollars in Thousands

Estimated Future Accretable Yield of $42 Million

Loss Share Agreements Extend Until Late 2014 at the Earliest and 2021 at the Latest

Accretable yield estimate as of 6/30/13

Loan Portfolio Mix



1Q 2014
$1,060.3
$2,174.0
1Q 2012
$792.1
$1,917.6
$0
$1 Bil
$2 Bil
C&I Loans
Total Loans



2012
TOTAL LOANS*: $1,918MM
2014
$2,174MM
Residential RE, Consumer & Other
10%
9%
C&I
49%
41%
Owner Occupied RE
17%
17%
8%
6%
Construction Res RE
25%
19%
Investor RE

C&I Loans Up 34% Over Past Two Years

ENTERPRISE FINANCIAL

* Excluding Purchase Credit Impaired Loans

Deposit Mix



CDs
27%
25%
DDA
22%
25%
2012
2014



2012
TOTAL DEPOSITS: $2,704MM
2014
$2,452MM
DDA
25%
22%
Other
9%
9%
CD
25%
27%
42%
41%
MMA

DDA up 4% over past two years

Core Funded: Brokered CDs less than 5%

Larger DDA Base, Smaller CD Base Lowering Cost of Deposits

ENTERPRISE FINANCIAL

ACCELERATING QUALITY GROWTH

Financial Performance

ENTERPRISE FINANCIAL

Three Year EPS



in millions
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$1.34
$1.37
$1.73
0.74%
0.78%
1.06%
$0.62
$0.72
$0.48
$0.89
$0.50
$1.23
2011
2012
2013
Core EPS
Loss Share EPS
ROAA

ENTERPRISE FINANCIAL

First Quarter EPS



in millions
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.75%
$0.53
$0.24
$0.29
0.41%
$0.18
$0.03
$0.15
0.65%
$0.30
$0.06
$0.24
Q1 2013
Q4 2013
Q1 2014
Core EPS
Loss Share EPS
ROAA

ENTERPRISE FINANCIAL

Core Earnings Stable and Improving

DOLLARS IN MILLIONS, PRE-TAX

2012


$16.3
$26.5
Core Earnings
Loss Share Earnings

2013


$15.5
$34.6
Core Earnings
Loss Share Earnings

Q1 2014


$1.9
$6.9
Core Earnings
Loss Share Earnings

CORE PRE-TAX EARNINGS AS % OF TOTAL:	2012	2013	Q1 2014
	61.9%	69.1%	78.1%

Strong Growth in Core Earnings; Loss Share Assets Still Contributing Significantly

Protecting Core Net Interest Margin



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$103.9
$102.0
$26.1
$25.4
$24.9
$25.7
$24.1
4.12%
4.78%
5.10%
4.75%
4.71%
4.55%
4.39%
3.57%
3.55%
3.55%
3.56%
3.54%
3.54%
3.44%
2012
2013
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014
Core NII $ (in millions)
Net Interest Margin
Core Margin

ENTERPRISE FINANCIAL

Asset Quality


NONPERFORMING LOANS TO LOANS
1.54%
0.98%
0.71%
1.44%
Q1 - 2013
Q4 -2013
Q1-2014
Peers


ALLOWANCE TO NONPERFORMING LOANS
101%
131%
180%
109%
Q1 - 2013
Q4 -2013
Q1-2014
Peers


NET CHARGE-OFFS TO AVERAGE LOANS ANNUALIZED
0.70%
0.30%
0.08%
0.15%
Q1 - 2013
Q4 -2013
Q1-2014
Peers

Asset Quality Returning to 2008 Levels

Peers are banks used in our 2013 Proxy Peers

Source: SNL, median %

Provision for Loan Losses – Portfolio Loans



Provision
NCO/Avg Loans
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$13.3
$8.8
-$0.6
0.99%
0.64%
0.30%
2011
2012
2013



Provision for Loan Losses
NCO/Avg Loans
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
$1.9
$2.5
$1.0
0.72%
0.33%
0.08%
Q1-13
Q4-13
Q1-14

Asset quality improvements have reduced credit costs

Fee Income



Tax Credit Brokerage 8%
Misc. Other 27%
Sale of Real Estate 11%
Service Charges 27%
Wealth Mgmt. 27%

FEE INCOME COMPONENTS			
Dollars in thousands	Q1 2013	Q4 2013	Q1 2014
Wealth Management Revenue	$1,943	$ 1,699	$ 1,722
Service Charges and Other Fees	1,533	1,800	1,738
Sale of Other Real Estate	728	1,801	683
State Tax Credit Brokerage, Net	867	1,289	497
Miscellaneous	1,244	1,839	1,692
Fee Income	$ 6,315	$ 8,428	$ 6,332

Diverse Fee Income Revenue Streams

ENTERPRISE FINANCIAL

Note: Excludes change in FDIC Loss Share Receivable

Noninterest Expense Trend



$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$85.8
$90.6
56.7%
62.4%
$20.3
$21.0
$21.0
$28.2*
$21.1
2012
2013
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Noninterest Expense (in millions)
Efficiency Ratio

*Note: Includes expenses related to the FHLB prepayment ($2.6 MM), branch sale in Kansas City ($0.8 M), and additional incentive compensation expenses ($3.5 MM).

ENTERPRISE FINANCIAL

Capital Ratios



TANGIBLE COMMON EQUITY/TANGIBLE ASSETS
4.99%
6.02%
7.78%
8.25%
2011
2012
2013
Q1 2014



TIER 1 COMMON EQUITY RATIO
7.32%
7.70%
10.08%
10.22%
2011
2012
2013
Q1 2014

Strong and Improved Capital Levels Position EFSC for Growth

ENTERPRISE FINANCIAL

Total Shareholder Return


120%
41%
48%
1 year
3 year
5 Year

One, Three and Five Year Returns are Strong

ENTERPRISE FINANCIAL

ACCELERATING QUALITY GROWTH

Strategic Focus

ENTERPRISE FINANCIAL

Industry Headwinds

Addressing persistently low rates

Adherence to ROE based loan pricing model

Niche lending markets provide enhanced yields

Driving higher efficiency and productivity


NONINTEREST EXPENSES/ASSETS (LTM)
2.99%
2.77%
2.90%
2.65%
Peers
EFSC Q1 2014
EFSC 2013
EFSC 2012

Branch network rationalization

Technology investments and selective cost reductions

Managing interest rate risk

Maintaining modest asset sensitivity (200 bp rate shock increases NII by 4.4%)

Maintaining roughly 60%/40% mix of floating/fixed rate loans with an average duration of 2.9 years

High-quality, cash-flowing securities portfolio with 4 year average duration

Significant stable base of DDA

Source: SNL, median %

ENTERPRISE FINANCIAL

Investment Thesis

Highly Focused, *Proven* Business Model

Strong Track Record of *Commercial Loan Growth*

Key Differentiators and Competitive Advantages Position Enterprise to *Continue Capturing Market Share* and Acquiring Top Banking Talent

Opportunity to Replicate Enviable St. Louis Model in *Kansas City* and *Phoenix*

Successfully Executing Strategy and Delivering Accelerating Financial Results to Enhance *Shareholder Value*

Shareholder Equity to Tangible Common Equity and Total Assets to Tangle Assets

	At the Periods Ended			
(In thousands)	Mar 31 2014	Dec 31 2013	Dec 31 2012	Dec 31 2011
Shareholders' equity	$ 291,449	$ 279,705	$ 235,745	$ 239,565
Less: Preferred stock	0	0	0	(33,293)
Less: Goodwill	(30,334)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(5,092)	(5,418)	(7,406)	(9,285)
Tangible common equity	$ 256,023	$ 243,953	$ 198,005	$ 166,653
Total assets	$ 3,139,951	$ 3,170,197	$ 3,325,786	$ 3,377,779
Less: Goodwill	(30,334)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(5,092)	(5,418)	(7,406)	(9,285)
Tangible assets	$ 3,104,525	$ 3,134,445	$ 3,288,046	$ 3,338,160
Tangible common equity to tangible assets	8.25%	7.78%	6.02%	4.99%

ENTERPRISE FINANCIAL

Tier 1 Common Equity to Risk-Weighted Assets

	At the Periods Ended			
	Mar 31	Dec 31	Dec 31	Dec 31
(In thousands)	2014	2013	2012	2011
Shareholders' equity	$ 291,449	$ 279,705	$ 235,745	$ 239,565
Less: Goodwill	(30,334)	(30,334)	(30,334)	(30,334)
Less: Intangible assets	(5,092)	(5,418)	(7,406)	(9,285)
Plus (Less): Unrealized losses (unrealized gains)	2,623	4,380	(7,790)	(3,602)
Plus: Qualifying trust preferred securities	55,100	60,100	78,600	79,874
Other	55	57	55	57
Tier 1 capital	313,801	308,490	268,870	276,275
Less: Preferred stock	-	-	-	(33,293)
Less: Qualifying trust preferred securities	(55,100)	(60,100)	(78,600)	(79,874)
Tier 1 common equity	258,701	248,390	190,270	163,108
Total risk-weighted assets	$ 2,531,899	$ 2,463,605	$ 2,471,668	$ 2,227,958
Tier 1 common equity to risk-weighted assets	10.22%	10.08%	7.70%	7.32%

Net Interest Margin to Core Net Interest Margin

	For the Years ended	
	Dec 31, 2013	Dec 31, 2012
Net interest income (fully tax equivalent)	$ 137,375	$ 143,795
Less: Incremental accretion income	(35,347)	(39,921)
Core net interest income	$ 102,028	$ 103,874
Average earning assets	$ 2,875,765	$ 2,909,532
Reported net interest margin	4.78%	4.94%
Core net interest margin	3.55%	3.57%

	For the Quarters ended				
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	June 30, 2013	March 31, 2013
Net interest income (fully tax equivalent)	$ 30,803	$ 33,011	$ 33,101	$ 33,841	$ 37,422
Less: Incremental accretion income	(6,664)	(7,315)	(8,178)	(8,491)	(11,363)
Core net interest income	$ 24,139	$ 25,696	$ 24,923	$ 25,350	$ 26,059
Average earning assets	$ 2,848,514	$ 2,880,991	$ 2,789,314	$ 2,858,701	$ 2,976,054
Reported net interest margin	4.39%	4.55%	4.71%	4.75%	5.10%
Core net interest margin	3.44%	3.54%	3.54%	3.56%	3.55%

ENTERPRISE FINANCIAL

Q & A

ENTERPRISE FINANCIAL

TALENT · STRENGTH · PASSION